LEASE- Maturity analysis of the annual undiscounted cash flows for operating lease and finance lease liabilities (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Maturity analysis of the annual undiscounted cash flows for operating lease and finance lease liabilities
2026	$ 5,931
2027	4,707
2028	3,292
2029	2,918
2030	296
2031 and thereafter	760
Less: imputed interest	(1,403)
Total	$ 16,501